Execution Version       Exhibit 10.4

Geophysical Seismic Data Use License Agreement

This Geophysical Seismic Data Use License Agreement (this “License Agreement”), dated as of May 8, 2014 (the “Effective Date”), is made by and among Sanchez Oil & Gas Corporation, a Delaware corporation (“SOG”), and the following (individually, a “Company” and collectively, the “Companies”): Constellation Energy Partners LLC, a Delaware limited liability company (“Constellation”), SEP Holdings IV, LLC, a Delaware limited liability company and any other Subsidiary of Constellation that has executed a written agreement pursuant to which such entity becomes a party to this License Agreement and agrees to be bound by the provisions hereof as if such entity was a party hereunder (the Companies together with SOG, each a “Party” and collectively the “Parties”).

WHEREAS, in connection with the Shared Services Agreement, dated the date hereof, between SP Holdings, LLC and Constellation (as amended, restated, supplemented or otherwise modified from time to time, the “Services Agreement”), SOG has agreed to license to the Companies certain Data (hereafter defined). All capitalized terms that are used herein and not defined herein shall have the meaning assigned to them in the Services Agreement, except that each reference to “Manager” shall be read as a reference to SOG and each reference to “Company” shall be read as a reference to each Company (to the extent not duplicative), as appropriate and as the context requires; and

WHEREAS, the Data may cover, or relate to, or may in the future cover or relate to, the Oil and Gas Properties (as defined in the Services Agreement) of the Companies.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby agree as follows:

License and Delivery

.  Subject to the following provisions of this Section 1, SOG hereby grants to each of the Companies, and such Companies hereby accept, a non-exclusive, royalty-free license to use the Data, including any Intellectual Property included therein, including both Data now owned and hereafter acquired during the term of the Services Agreement by SOG, upon the terms and conditions set forth in this License Agreement. SOG may (prior to the In-Service Date) and shall (on and after the In-Service Date) deliver copies of the Data, including both digital and hard copy if available, to the Companies following each of their written request for its records and use pursuant to the license granted in this License Agreement.  As additional Data is incorporated into the license granted hereunder during the term of the Services Agreement, and at the written request of a Company, SOG may (prior to the In-Service Date) and shall (on and after the In-Service Date) supplement the foregoing delivery of copies to such Company.  In the event that any Company identifies any missing Data and requests copies from SOG, SOG may (prior to the In-Service Date) and shall (on and after the In-Service Date) deliver such copies to the requesting Company.

Definitions

.  Capitalized terms used in this License Agreement shall have the following meanings when used herein:

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“Acquirer(s)” means third parties that acquire, either directly or indirectly, ownership or control, whether accomplished voluntarily or by operation of law, by statutory merger, consolidation or share exchange, by stock or asset sale or purchase, or by any other transaction method.

“Company” and “Companies” has the meaning set forth in the Preamble.

“Company Party” has the meaning set forth in Section 7(a)(iii).

“Constellation” has the meaning set forth in the Preamble.

“Consultant” means a third party which is a bona fide, recognized consultant in the geophysical industry engaged by a Company to interpret or make other technical studies of the Data for the sole use and benefit of a Company.  Companies’ Consultants may not be prospective partners, partners, prospective acquirers or Acquirers, marketers of geophysical data, or otherwise in the business of exploring for or producing Hydrocarbons and may not own directly or indirectly an economic interest in any oil and gas lease, production-sharing contract, or other interest within the geological area of the Data subject to this License Agreement with the exception of an overriding royalty interest, not to exceed two percent (2%) of the revenues from the geographic area of the respective Data, granted by Company to such Consultant under such Consultant’s compensation arrangements.

“Data” means seismic, geophysical and geological information, including, without limitation, all processed and reprocessed data, regardless of the form or medium on which it is displayed or stored, but the term “Data” includes only such seismic, geophysical and geological information (i) relating to the Oil and Gas Properties of the Companies, (ii) that is proprietary to SOG and (iii) the use of which is unrestricted by agreements SOG has with landowners or seismic data vendors. Each Company acknowledges that SOG possesses (or will possess) seismic, geophysical and geological information relating to such Oil and Gas Properties that is either (i) owned by third parties and only licensed to SOG, or (ii) owned by SOG but restricted by agreements with landowners or seismic data vendors (collectively, the “Encumbered Data”). Notwithstanding anything herein to the contrary, the term “Data” specifically excludes all Encumbered Data.

“Derivative” means any product derived, generated, or created from the Data, including, without limitation, any and all processed and reprocessed Data, interpretations, or analyses, regardless of the form or medium on which they are displayed or stored and whether produced by SOG, a Company or any third party.

“Effective Date” has the meaning set forth in the Preamble.

“Intellectual Property” means all intellectual or industrial property and rights therein, however denominated, throughout the world, whether or not registered, including, without limitation, all patent applications, patents, trademarks, service marks, trade styles or dress, mask works, copyrights (including, without limitation, copyrights in computer programs, software, computer code, documentation, drawings, specifications and data), works of authorship, moral rights of authorship, rights in designs, trade secrets, technology, inventions, invention disclosures, discoveries, improvements, know-how, proprietary rights, formulae, processes,

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methods, technical and business information and confidential and proprietary information, and all other intellectual and industrial property rights, whether or not subject to statutory registration or protection and, with respect to each of the foregoing, all registrations and applications for registration, renewals, extensions, continuations, reexaminations, reissues, divisionals, improvements, modifications, derivative works, goodwill, and common law rights and causes of action relating to any of the foregoing.

“License Agreement” has the meaning set forth in the Preamble.

“MMS” has the meaning set forth in Section 11.

“Notice” and “Notify” shall have the meaning set forth in Section 14(b).

“Party” and “Parties” have the meanings set forth in the Preamble.

“Processor” has the meaning set forth in Section 3(f).

“Services Agreement” has the meaning set forth in the Recitals.

“SOG” has the meaning set forth in the Preamble.

“SOG Party” has the meaning set forth in Section 7(a)(i).

“Storage Consultant” has the meaning set forth in Section 3(e).

“Related Entity/Entities” has the meaning set forth in Section 3(g).

Data Ownership and Disclosure

.  Each Company acknowledges that the Data and Derivatives, regardless of the form or the medium on which they are displayed or stored, constitute valuable and highly confidential intellectual property and trade secrets which are not generally available and are the property of SOG. Title to the Data will remain in SOG and the Companies will acquire, under the terms hereof, only a non-exclusive right to use the Data on the terms provided in this License Agreement. SOG shall have the right at any time to license any part of the Data to third parties at such prices and on such terms as are determined by SOG. Except as expressly permitted by this License Agreement, each Company agrees (i) to keep the Data and Derivatives confidential, (ii) to ensure that its employees, agents, Consultants, Processors, and Storage Consultants keep the Data and Derivatives confidential and (iii) not to disclose or show to, allow use by, or deliver the Data or Derivatives to, any other Person, except under the following conditions:

(a)

The Data may be made available by a Company to its Consultants for the purposes of providing technical services, including interpretation of the Data, for the benefit of such Company provided that such Consultant has first agreed in writing (and a copy of such agreement has been provided to SOG), not to divulge the Data, Derivatives, or any interpretation therefrom to any Person other than such Company and to return immediately all copies of the Data and Derivatives to such Company upon completion of such technical services. Each Consultant must be a bona-fide geophysical, geological or petroleum engineering Consultant

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within the oil and gas industry. The Data and Derivatives shall remain on the premises of Company and all analyses or interpretations thereof by Consultant shall be done on such premises and shall not be removed therefrom without the prior written consent of SOG. Upon completion of the work for which Consultant has been engaged, or the termination of this License Agreement, the Consultant shall not retain any copies of the Data, Derivatives, or any analyses or interpretations of the Data or Derivatives.

(b)

The Data may be shown to, but not released to or copied by, a third party in a bona-fide attempt to secure partners for a specific drilling venture, provided the disclosure to such third party shall be limited to that Data, or portions thereof, relative to the tracts under negotiation, and shown under and subject to a written agreement of confidentiality. Further, no Company shall allow any such third parties to remove the Data or Derivatives from a Company’s premises or to retain any printed and/or digital representations of the Data or Derivatives. Each Company agrees that the Data or Derivatives shall not be shown to a third party to assist said party in making a regional interpretation. In the event such prospective partner(s) becomes a contractually related partner(s) of a Company, each such Company shall thereafter agree that such Data or Derivatives may not be shown to such contractually related partner(s), and such partner(s) shall be required to execute a separate license agreement to gain access to such Data or Derivatives.

(c)

No Company shall show the Data or Derivatives to any Acquirer of such Company.  This License Agreement shall automatically terminate at such time as a third party becomes an Acquirer of a Company, and such Acquirer shall be required to execute a separate license agreement to gain access to such Data or Derivatives.  Should this License Agreement terminate, the provisions of Section 12 regarding the return of Data and Derivatives shall apply.

(d)

Except as otherwise provided in this License Agreement, the Data and Derivatives shall remain in the physical possession of the Company to which it is delivered, and shall not be delivered to any third party or a Consultant without the prior written consent of SOG.

(e)

Subject to a written agreement of confidentiality, the Data and Derivatives may be delivered for storage for the sole use and benefit of Company to a third party who is a bona fide seismic storage contractor in the oil and gas industry engaged in providing central storage facilities and retrieval services and who is not, directly or indirectly, related to or in the business of exploring for and producing Hydrocarbons (“Storage Consultant”).

(f)

Subject to a written agreement of confidentiality, the Data and Derivatives may also be delivered on a temporary basis for processing, reprocessing and cleaning for the sole use and benefit of Company to a third party who is a bona fide seismic data processor in the oil and gas industry and who is not, directly or indirectly, related to or in the business of exploring for and producing Hydrocarbons (“Processor”). Upon completion of such processing, reprocessing

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or cleaning, Data, Derivatives, and copies of said Data and Derivatives shall be returned immediately to the Company providing such Data and Derivatives.
(g)

Subject to a written agreement of confidentiality, a Company may disclose the Data and Derivatives to any entity that is, as of the Effective Date, (A) another company owning 50% or more of the voting stock of such Company (a “parent”); or (B) a company of which such Company owns 50% or more of the voting stock; or (C) a company owned 50% or more by a parent of such Company (collectively, “Related Entity/Entities”).  However, such disclosure shall only occur provided that such Related Entities do not competitively bid against the other or against any Company for any leases, including any State or MMS leases, or other assets located within the same geographical area covered by such Data. In the event that (i) any such Related Entity ceases to exist, commences competitively bidding against Company as described above, or no longer meets the definition of a Related Entity, or (ii) a third party acquires any interest in the Related Entity, all rights of usage by such Related Entity in the Data and Derivatives shall immediately cease and any copies of the Data, Derivatives, or physical manifestations thereof then in the possession of such Related Entity shall immediately be returned to Company.

(h)

The Data may be disclosed to the extent such disclosure is specifically required by Legal Requirement. If a Company is required by Legal Requirement to disclose any Data or Derivatives, such Company shall: (A) promptly advise SOG in writing of such obligation, including the Data and/or Derivatives to be disclosed; and (B) permit SOG a reasonable time (at least ten (10) Business Days unless a shorter time is required for making such a disclosure) to take any steps SOG deems appropriate prior to any compelled disclosure, including, without limitation, seeking an appropriate protective order. If, in the absence of a protective order or other appropriate relief, such Company is nevertheless compelled to disclose all or part of the Data or Derivatives, Company shall disclose only that portion of the Data or Derivatives that Company is advised by counsel is legally required to be disclosed in compliance with the relevant process. In the event of such disclosure, such Company shall give SOG written notice of the Data or Derivatives to be disclosed as far in advance of its disclosure as practicable, and upon SOG’s request, such Company shall use reasonable efforts to obtain assurances that the disclosed Data or Derivatives will be accorded confidential treatment.  All out-of-pocket costs and expenses incurred by a Company to comply with SOG’s directions or requests under this Section 3(h) shall be borne by SOG.

It is specifically agreed that such identified third parties under this Section 3 to whom the Data or Derivatives may be delivered shall handle the Data or Derivatives for the sole benefit of the relevant Company and shall have no right to use the Data or Derivatives for their own benefit.

Internet Disclosures

.  No Company shall show Data or Derivatives to third parties via the Internet, E-Commerce sites, virtual data rooms, asset divestiture web sites, or any other similar means of virtual access outside of a Company’s premises without the express prior written

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consent of SOG; such consent may be withheld by SOG in its sole and absolute discretion or may be premised upon the payment of a fee to SOG and execution of documents satisfactory to SOG to protect and maintain the confidentiality of the Data and Derivatives.

Company Representations

.  Each Company hereby represents and warrants to SOG, as of the Effective Date, as follows:

(a)

Organization; Requisite Power and Authority. Company (i) is validly existing and in good standing under the laws of the State of Delaware or other applicable jurisdiction of organization or formation, as the case may be, and (ii) has all requisite power and authority, and is duly authorized, to enter into this License Agreement and to carry out the transactions contemplated hereby.

(b)

Due Authorization. The execution, delivery and performance of this License Agreement and the consummation of the transactions contemplated by this License Agreement have been duly authorized by all necessary action, including by Special Approval (as defined in the Operating Agreement), on the part of Company.

(c)

No Conflict. The execution, delivery and performance by Company of this License Agreement and the consummation of the transactions contemplated by this License Agreement do not (i) violate in any material respect any provision of any Legal Requirement applicable to Company, or violate its certificate of formation or Operating Agreement (or similar organizational documents, as the case may be) or any order, judgment or decree of any court or other Governmental Authority binding on Company; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material Company Contractual Obligation; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or result in the acceleration of any indebtedness owed by Company; (iv) result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any Permit material to a Company’s operations or any of its properties; or (v) require any approval of equity holders or any approval or consent of any Person under any Company Contractual Obligation or the certificate of formation of Company or the Operating Agreement (or similar organizational documents, as the case may be) of Company, except in the case of each of the foregoing clauses for such approvals or consents which have been obtained or are otherwise contemplated by this License Agreement.

(d)

Binding Obligation.  This License Agreement has been duly executed and delivered by Company and is the legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability (whether enforcement is sought in equity or at law).

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SOG Representations

.  SOG represents and warrants to Company, as of the Effective Date, as follows:

(a)

Organization; Requisite Power and Authority.  SOG (a) is validly existing and in good standing under the laws of the State of Delaware, and (b) has all requisite power and authority, and is duly authorized, to enter into this License Agreement and to carry out the transactions contemplated hereby.

(e)

Due Authorization.  The execution, delivery and performance of this License Agreement and the consummation of the transactions contemplated by this License Agreement have been duly authorized by all necessary action on the part of SOG.

(f)

Conflict.  The execution, delivery and performance by SOG of this License Agreement and the consummation of the transactions contemplated by this License Agreement do not (a) violate in any material respect any provision of any Legal Requirement applicable to SOG, or violate its certificate of incorporation or bylaws or any order, judgment or decree of any court or other Governmental Authority binding on SOG; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contract or agreement to which SOG is a party or by which its assets are bound; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of SOG or result in the acceleration of any indebtedness owed by SOG; (d) result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any Permit material to SOG’s operations or any of its properties; or (e) require any approval of equity holders or any approval or consent of any Person under any contract or agreement to which SOG is a party or by which its assets are bound or the certificate of incorporation or bylaws of SOG, except for such approvals or consents which have been obtained or otherwise contemplated by this License Agreement.

(g)

Binding Obligation.  This License Agreement has been duly executed and delivered by SOG and is the legal, valid and binding obligation of SOG, enforceable against SOG in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability (whether enforcement is sought in equity or at law).

Limitation of Liability; Indemnification

.

(a) Indemnification; Limitation on Liability

(i) Company acknowledges this License Agreement will not subject SOG, its Affiliates or their respective equity holders, directors, officers, members, agents or employees (each, a “SOG Party”) to any Losses whatsoever, except as directly caused by the gross negligence, willful misconduct or fraudulent conduct on the part of such SOG Party;  provided,  however, that SOG’s and each other SOG Party’s aggregate liability, collectively, as a result of

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such gross negligence, willful misconduct or fraudulent conduct will be limited as set forth in Section 9(a) of the Services Agreement.  For the purposes of this License Agreement and the Services Agreement each SOG Party shall be deemed a Manager Party under the Services Agreement.

(ii) EXCEPT AS SPECIFICALLY SET FORTH IN THIS LICENSE AGREEMENT, EACH COMPANY HEREBY RELEASES AND AGREES TO INDEMNIFY AND HOLD HARMLESS EACH SOG PARTY FROM ANY AND ALL LOSSES (A) ARISING FROM, IN CONNECTION WITH, OR RELATING TO THIS LICENSE AGREEMENT (INCLUDING MISUSE OR INAPPROPRIATE DISCLOSURE OF ANY PORTION OF THE DATA AND/OR DERIVATIVES, OR ANY OTHER BREACH OF THIS LICENSE AGREEMENT BY ANY OF THE ENTITIES NAMED IN SECTIONS 3(a) – (h) OF THIS LICENSE AGREEMENT) TO THE EXTENT NOT DIRECTLY CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUDULENT CONDUCT OF SUCH SOG PARTY OR (B) ARISING FROM OR RELATING TO ANY MATERIAL BREACH, VIOLATION OR INACCURACY OF ANY OF A COMPANY’S COVENANTS, REPRESENTATIONS OR WARRANTIES HEREUNDER.

(iii) EXCEPT AS SPECIFICALLY SET FORTH IN THIS LICENSE AGREEMENT AND SUBJECT TO THE PROVISIONS OF SECTION 7(a)(ii) HEREIN AND SECTION 9(c) OF THE SERVICES AGREEMENT, SOG HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS COMPANY AND ITS SUBSIDIARIES AND AFFILIATES AND EACH OF THEIR RESPECTIVE EQUITY HOLDERS, MANAGERS, OFFICERS, UNITHOLDERS, AGENTS AND EMPLOYEES (EACH, A “COMPANY PARTY”) FROM ANY AND ALL (A) LOSSES TO THE EXTENT ARISING FROM, IN CONNECTION WITH, OR RELATING TO A SOG PARTY’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUDULENT CONDUCT IN CONNECTION WITH SOG’S GRANT OF THE LICENSE CONTEMPLATED HEREBY OR (B) THIRD PARTY CLAIMS TO THE EXTENT ARISING FROM, IN CONNECTION WITH, OR RELATING TO THE FAILURE OF SOG TO HAVE VALID RIGHT, TITLE AND INTEREST IN AND TO THE DATA.

(iv) EXCEPT AS EXPRESSLY PROVIDED IN SECTION 7(a)(ii), THE INDEMNITY OBLIGATION IN SECTION 7(a)(ii) SHALL APPLY REGARDLESS OF CAUSE OR OF ANY NEGLIGENT ACTS OR OMISSIONS (INCLUDING, WITHOUT LIMITATION, SOLE NEGLIGENCE, CONCURRENT NEGLIGENCE OR STRICT LIABILITY), BREACH OF DUTY (STATUTORY OR OTHERWISE), VIOLATION OF LAW OR OTHER FAULT OF ANY INDEMNIFIED PERSON OR ANY PRE-EXISTING DEFECT; PROVIDED, HOWEVER, THAT, SOLELY WITH RESPECT TO SECTION 7(a)(ii), THIS PROVISION SHALL NOT APPLY TO THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUDULENT CONDUCT OF ANY INDEMNIFIED PERSON OR IN ANY WAY LIMIT OR ALTER ANY QUALIFICATIONS SET FORTH IN SUCH INDEMNITY OBLIGATION EXPRESSLY RELATING TO GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUDULENT CONDUCT.  THE PARTIES AGREE THAT THIS STATEMENT COMPLIES WITH THE REQUIREMENT KNOWN AS THE “EXPRESS NEGLIGENCE RULE” TO EXPRESSLY STATE IN A CONSPICUOUS MANNER AND TO AFFORD FAIR AND ADEQUATE NOTICE THAT THIS LICENSE AGREEMENT HAS

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PROVISIONS REQUIRING ONE PARTY TO BE RESPONSIBLE FOR THE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OF ANOTHER PARTY.

(v) NO PARTY SHALL BE LIABLE TO ANY OTHER PERSON UNDER THIS LICENSE AGREEMENT FOR EXEMPLARY, PUNITIVE, CONSEQUENTIAL, SPECIAL, INDIRECT OR INCIDENTAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE FORM IN WHICH ANY ACTION IS BROUGHT; PROVIDED, HOWEVER, THAT THIS SECTION 7(a)(v) SHALL NOT LIMIT A PARTY’S RIGHT TO RECOVERY UNDER SECTION 7(a)(ii) FOR ANY DAMAGES TO THE EXTENT SUCH PARTY IS REQUIRED TO PAY SUCH DAMAGES TO A THIRD PARTY IN CONNECTION WITH A MATTER FOR WHICH SUCH PARTY IS OTHERWISE ENTITLED TO INDEMNIFICATION UNDER SECTION 7(a)(ii).

(b) Claims, Defense and Settlement.

(i) Whenever any claim arises for indemnification hereunder, the indemnified Person shall promptly Notify the indemnifying Party of the claim and, when known, the facts constituting the basis for such claim, except that in the event of any claim for indemnification hereunder resulting from or in connection with any claim or legal proceedings by a third party, except as otherwise expressly provided in this Section 7, such Notice shall specify, if known, the amount or an estimate of the amount of the Losses asserted by such third party.

(ii) In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a Person who is not a Party, the indemnifying Party, may, upon Notice to the indemnified Person, assume the defense of any such claim or legal proceeding.  Except with the written consent of the indemnified Person, the indemnifying Party shall not consent to the entry of any judgment or settlement arising from any such claim or legal proceedings which, in each case, provides for any non-monetary relief or does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the indemnified Person of a release from all Losses in respect thereof, unless in the latter case the indemnifying Party has actually paid to the indemnified Person the full amount of such judgment or settlement.  Any indemnified Person shall be entitled to participate in (but not control) the defense of any such claim or litigation resulting therefrom.  If the indemnifying Party does not elect to control the litigation as provided above, the indemnified Person may defend against such claim or litigation in such manner as it may deem appropriate, including, without limitation, settling such claim or litigation, after giving Notice of the same to the indemnifying Party, on such terms as such indemnified Person may deem appropriate, and the indemnifying Party shall promptly reimburse the indemnified Person (subject to Section 7(a)(i) and Section 9(c) of the Services Agreement) from time to time as such Losses are incurred.  All indemnification hereunder shall be effected by payment of cash or delivery of a certified or official bank check in the amount of the indemnification Losses.

(iii) Except as provided above, all claims for Losses brought by third parties against Company (x) arising out of or in any way relating to the license granted hereunder and (y) not discharged by insurance required hereunder, shall only be settled or, with SOG’s concurrence, defended by SOG, at the Companies’ expense; provided, however, that, notwithstanding anything in this License Agreement to the contrary, without limiting the

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Companies’ indemnification obligations hereunder, SOG shall (as between Company and SOG) be entitled to assume and control SOG’s and any SOG Party’s defense and settlement of proceedings involving any claim of a third party asserted by such Person in its capacity as a security holder, or an Affiliate of a security holder, of Company based upon, in connection with or arising from the transactions contemplated by this License Agreement in any proceeding in which SOG or any of its Affiliates is a named party, and SOG and any SOG Party may each retain separate counsel for such purposes, the costs and expenses of which would be subject to the reimbursement provision of Section 9(c) of the Services Agreement.

(c) Remedies Cumulative. The remedies of the Parties set forth herein are in addition to any other remedy to which each may be entitled, at law or in equity.
Internal Use of Data

.  The Data licensed under this License Agreement is being licensed for the sole internal use of the Companies.

Taxes

.  In the event any sales, gross receipts, value added, use or similar tax is levied or assessed against SOG as a consequence of the licensing of Data to a Company hereunder, such taxes will be for the sole account of such Company, who will promptly reimburse SOG in full for any taxes so paid by SOG upon receipt by such Company of SOG’s invoice.

Warranties and Disclaimers

.  EACH COMPANY ACKNOWLEDGES IT IS ACCEPTING ALL DATA SUBJECT TO THIS LICENSE AGREEMENT “AS IS” AND SOG MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE ACCURACY OR USEFULNESS OF SUCH DATA AND ANY IMPLIED WARRANTIES OR REPRESENTATIONS ARE HEREBY EXPRESSLY DISCLAIMED.  SUCH DATA IS DELIVERED HEREUNDER WITH THE UNDERSTANDING AND AGREEMENT OF EACH COMPANY THAT ANY ACTION TAKEN OR EXPENDITURE MADE BY SUCH COMPANY OR ANY PERSON OR ENTITY PERMITTED ACCESS TO THE DATA IN ACCORDANCE WITH THIS LICENSE AGREEMENT WILL BE AT SUCH PERSON’S SOLE RISK AND NEITHER COMPANY NOR ANY OTHER SUCH PERSON WILL HAVE ANY CLAIM AGAINST, AND EACH HEREBY RELEASES, SOG FROM ANY LIABILITY AS A CONSEQUENCE THEREOF, EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN OR IN THE SERVICES AGREEMENT.  SOG MAKES NO REPRESENTATION THAT OIL AND GAS OR OTHER MINERAL LEASES WILL BE GRANTED OR OTHER EXPLORATION ACTIVITY WILL BE AUTHORIZED FOR AREAS COVERED BY THE DATA BY ANY PERSON AND ANY IMPLIED WARRANTY OR REPRESENTATION TO THAT EFFECT IS HEREBY EXPRESSLY DISCLAIMED.  NO PARTY SHALL BE LIABLE TO ANOTHER PARTY FOR PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM OR ARISING OUT OF A COMPANY’S OR ANY OTHER PERSON’S POSSESSION, CONTROL OR USE OF THE DATA, INCLUDING, WITHOUT LIMITATION, LOSS OF PROFIT OR BUSINESS INTERRUPTION, HOWEVER SAME MAY BE CAUSED.

Legal Regulation

.  To the extent that any Data licensed under this License Agreement pertains to a geographic area under jurisdiction or control of, or was obtained under Permits granted by, a Governmental Authority, the use thereof may be subject to the Legal Requirements of that Governmental Authority.  By executing this License Agreement, Company acknowledges

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that it is bound by such Legal Requirements and shall defend, indemnify and hold SOG harmless from and against any and all violations thereof by a Company and all Persons with access to such Data.  By way of specific example, but not limitation, pursuant to regulations (30 CFR Parts 250 and 251) effective January 23, 1998, issued by the Minerals Management Service (“MMS”), an agency of the United States government, SOG hereby notifies each Company, and each Company hereby acknowledges, that by the licensing to such Company of geological and/or geophysical Data or Derivatives which are subject to the jurisdiction of the MMS, such Company assumes the obligations under 30 CFR Section 251.11 and/or 251.12, as the case may be, as the same may, from time-to-time, be amended.  The provisions of this paragraph do not limit or supersede the provisions of Section 3(g) above.

Term and Termination

.

(d) Subject to Section 14(i), unless earlier terminated, this License Agreement will be effective on the Effective Date and will terminate on the earlier of: (i) termination or expiration of the Services Agreement, at the election of SOG by giving Notice thereof to Company and (ii) termination by SOG upon any Company’s material breach of this License Agreement, if (A) such breach is not remedied within 60 days (or 30 days in the event of a failure to make any payment hereunder, which shall be deemed a material breach hereunder) after Company’s receipt of Notice thereof, or such longer period (except for a material breach arising out of a failure to make payment hereunder) as is reasonably required to cure such breach, provided that Company commences to cure such breach within such 60-day period and proceeds with due diligence to cure such breach, and (B) such breach is continuing at the time Notice of termination is delivered to Company.

(e) Within 30 days of being requested in writing by SOG after termination of this License Agreement, the Companies shall return to SOG, or, at SOG’s election, destroy all of the Data and Derivatives (which for the purposes of this Section 12 includes all analysis, studies or other information generated by the Companies that contains, reflects or is derived from the furnished Data) and deliver written certification executed by an Officer of such Company to SOG that all of the Data and Derivatives have been destroyed including storage, filing and archival systems, workstations, and prospect files, and that Company and its Related Entities, Consultants, Processors, and Storage Contractors have not retained any copies, media or any other forms of such Data and Derivatives.  Notwithstanding the foregoing, SOG and the Companies agree that: (i) the Companies are not obligated to destroy any of their decision-making documents submitted to their management or board of directors (or similar governing body), or corporate documents which are required by applicable Legal Requirements to be retained, that incidentally reflect or refer to the Data and Derivatives, provided that the Companies will take appropriate measures, using not less than a reasonable degree of care, to preserve the confidentiality of such Data; and (ii) the computer system of the Companies may automatically back-up Data disclosed under this License Agreement, and to the extent the computer back-up procedures of the Companies create copies of the Data, the Companies may retain those copies for the period that they normally archive backed-up computer records, which copies shall be subject to the provisions of this License Agreement until destroyed.  Notwithstanding the return or destruction of the Data, the Companies shall continue to be bound by the confidentiality and other obligations hereunder.  Any time Companies use such archive (back-up) tapes or other forms of storage for restoring their systems, the respective Data and

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Derivatives governed under such terminated licenses must immediately be deleted from both the archive media and the restored system.  Within five (5) days of deletion of all Data and Derivatives from a Company’s computer back-up archives, Company shall provide SOG written certification, executed by an Officer of such Company, that all copies of the Data and Derivatives previously retained by such Company in its back-up computer archives, have been deleted from such Company’s archival systems.

Notice of Restricted Use

.  A Company may make copies of any Data and Derivatives for the sole purpose of using such copies pursuant to the rights granted herein; provided that all such copies shall have a notice that is substantially the same as the following printed thereon or attached to it or its container:

“NOTICE

This Data is proprietary to and a trade secret of Sanchez Oil & Gas Corporation (“SOG”).  The use of this Data and Derivatives is restricted to the holder of a valid use license from SOG and is subject to the confidentiality terms of that license.”

This notice shall not be removed, obliterated, concealed or otherwise obscured by Company or those to whom the Data or Derivatives is shown or transferred, as may be permitted in this License Agreement.

Miscellaneous

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(f) Obligations Hereunder Not Affected; Waivers.  No action which a Party may take or omit to take in connection with this License Agreement, no course of dealing by a Party, its Affiliates or any other Person with the other Party, its Affiliates or any other Person, and no change of circumstances shall release or diminish a Party’s obligations, liabilities, agreements or duties hereunder, affect this License Agreement in any way, or afford a Party or its Subsidiaries any recourse or setoff against the other Party, regardless of whether any such action or inaction may be detrimental in any way to such other Party, its Affiliates or any of the Properties.

(g) Notices.  Any notice, request, consent, payment, demand (other than an invoice) or other communication (a “Notice” and including the corollary “Notify”) which may be given hereunder shall be ineffective unless in writing and either delivered by electronic mail or facsimile or registered or certified mail with return receipt requested to the addresses set out below or delivered by hand with written acknowledgment of receipt.  The addresses for any Notice are as follows:

If to Company:

Constellation Energy Partners LLC
1801 Main Street, Suite 1300
Houston, TX 77002
Telephone: 832-308-3676
Facsimile: 832-308-3720
Email: chairman@cepllc.com

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Attn:Chairman of the Board

With a copy (which shall not constitute Notice) to each of:

Constellation Energy Partners LLC
1801 Main Street, Suite 1300
Houston, TX 77002
Telephone: 832-308-3676
Facsimile: 832-308-3720
Email: chuck.ward@cepllc.com
Attn:Chuck Ward

Andrews Kurth LLP
600 Travis, Suite 4200
Houston, TX 77002
Telephone: 713-220-4360
Facsimile: 713-238-7130
Email:moleary@andrewskurth.com
Attn: G. M. O’Leary

If to SOG:

1111 Bagby, Suite 1800
Houston, TX 77002
Telephone:(713) 783-8000
Fax:(713) 783-0915
Email:tony@sanchezog.com
Attention:Antonio R. Sanchez III

With a copy (which shall not constitute Notice) to:

Akin Gump Strauss Hauer & Feld LLP
1111 Louisiana Street, 44th Floor
Houston, TX 77002
Telephone: 713-220-5881
Facsimile: 713-236-0822
Email:delder@akingump.com
Attn: David Elder

Any such address may be changed at any time by giving the other Parties Notice of the new address in the manner set forth above.  Each Notice hereunder shall be treated as being effective or having been given (i) when delivered if delivered personally, (ii) when sent, if sent by electronic mail or facsimile on a Business Day (or, if not sent on a Business Day, on the next Business Day after the date sent by electronic mail or facsimile), (iii) on the next Business Day after dispatch, if sent by a nationally recognized overnight courier guaranteeing next Business Day delivery, or (iv) if sent by mail, at the earlier of its receipt or 72 hours after the same has

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been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

(h) Assigns.  This License Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns; provided,  however, that (a) Company may not assign its rights hereunder without the written consent of SOG, and (b) SOG may not assign its rights and obligations hereunder without the written consent of the Board, such consent not to be unreasonably withheld, except that SOG may assign any such rights and obligations to any of its Affiliates.

(i) Jointly Drafted.  This License Agreement, and all the provisions of this License Agreement, shall be deemed drafted by all of the Parties, and shall not be construed against either Party on the basis of that Party’s role in drafting this License Agreement.

(j) Further Assurances.  In connection with this License Agreement, each Party shall execute and deliver any additional documents and instruments and perform any additional acts that may be reasonably necessary or appropriate to effectuate and perform the provisions of this License Agreement.

(k) No Third-Party Beneficiaries; Subsidiary Obligations.  Nothing in this License Agreement shall provide any benefit to any third party (including, for the avoidance of doubt, any Subsidiary of Company not a party hereto) or entitle any third party to any claim, cause of action, remedy or right of any kind (except for each SOG Party or Company Party under Section 7), it being the intent of the Parties that this License Agreement shall not be construed as a third party beneficiary contract.

(l) Amendment.  No amendment of any provision of this License Agreement shall be effective unless it is in writing and signed by all Parties and no waiver of any provision of this License Agreement, and no consent to any departure by any Party therefrom, shall be effective unless it is in writing and signed by the other Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(m) Unenforceability.  Any provision of this License Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(n) Survival of Agreements.  Each Company’s and SOG’s various representations, warranties, covenants, agreements and duties in and under this License Agreement shall survive the execution and delivery of this License Agreement and terminate upon termination or expiration of this License Agreement, except for (a) liability for breaches, violations or inaccuracies of any representations, warranties or covenants hereunder prior to termination or expiration, (b) covenants which by their nature are intended to survive termination or expiration, (c) Section 7,  Section 10,  Section 12(b),  Section 14(a),  Section 14(b),  Section 14(d),  Section 14(f),  Section 14(i),  Section 14(j),  Section 14(k),  Section 14(l),  Section 14(n), Section 14(p) and Section 14(q), and (d) all terms and conditions of this License Agreement relating to the ownership or confidentiality of, or to the restrictions on the use, transfer, and disclosure of,

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Data and Derivatives, which shall remain in full force and effect and survive termination or expiration of this License Agreement.
(o) Governing Law; Submission to Process.
(i) THIS LICENSE AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(ii) EACH COMPANY AND SOG (i) SUBMITS ITSELF TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN HARRIS COUNTY, TEXAS, (ii) AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS LICENSE AGREEMENT BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW, AND (iii) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH PROCEEDING BEING IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(p) Waiver of Jury Trial. EACH COMPANY AND SOG HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY:

(i) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY THE LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LICENSE AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH;

(ii) CERTIFIES THAT NO PARTY NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS;  AND

(iii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS LICENSE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

(q) Entire Agreement.  This License Agreement and the Related Contracts to which the Parties are a party as of the Effective Date set forth the entire agreement of the Parties with respect to the subject matter hereof and thereof and any prior agreements, understandings, negotiations and discussions, written or oral, relating thereto are hereby superseded.

(r) Laws and Regulations. Notwithstanding any provision of this License Agreement to the contrary, no Party shall be required to take any act, or fail to take any act, under this 15 WEST 203978356 v17

License Agreement if the effect thereof would be to cause such Party to be in violation of any applicable Legal Requirements.

(s) No Recourse Against Officers, Directors, Managers or Employees.  For the avoidance of doubt and notwithstanding anything herein to the contrary, the provisions of this License Agreement shall not give rise to any right of recourse against any officer, director, manager or employee of any Party or any of their respective Affiliates.

(t) Counterparts.  This License Agreement may be executed in any number of counterparts with the same effect as if all of the signatory Parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument.

(u) Survival of Agreement.  This License Agreement shall survive any merger, business combination or other similar transaction, including a transaction in which Company is converted into a limited partnership, and be binding on Company or its successor, as applicable.  To the extent any successor in such transaction would not be bound by this License Agreement by operation of law, as a condition precedent to such transaction, such successor entity shall be required to execute and deliver an instrument, in a form acceptable to Manager, agreeing to be bound by this License Agreement to the same extent as Company.

(v) Conspicuousness of Provisions.  The Parties acknowledge and agree that the provisions contained in this License Agreement that are set out in capital letters or “bold” satisfy the requirement of the “express negligence rule” and any Legal Requirement or equitable doctrine that provisions contained in a contract be conspicuously marked or highlighted.

[Remainder of page intentionally left blank; Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this License Agreement as of the date first above written.

SOG:		Companies:

SANCHEZ OIL & GAS CORPORATION		CONSTELLATION ENERGY PARTNERS
LLC

By:	/S/ Antonio R. Sanchez, III	By:	/S/ Stephen R. Brunner
Name:	Antonio R. Sanchez, III	Name:	Stephen R. Brunner
Title:	President	Title:	Chief Executive Officer, Chief Operating Officer and President

Signature Page to License Agreement

IN WITNESS WHEREOF, the undersigned has executed this License Agreement as of the date first above written.

Companies:

SEP HOLDINGS IV, LLC

By:	/S/ Stephen R. Brunner
Name:	Stephen R. Brunner
Title:	Chief Executive Officer

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